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                                                        EXHIBIT 10.18

                                   L E A S E


     This indenture of lease made at Madras on the day of 17th June 1997 (One thousand nine hundred and ninety seven) between the PRESIDENT OF INDIA through the Development Commissioner, Madras Export Processing Zone, Ministry of Commerce, presently Administrative Office Building, 45, National Highways, Tambaram, MADRAS 600 045, hereinafter called "Lessor" (which expression shall unless the context does not so admit include his successors in office and assigns) on the one part and M/S. COMPLETE BUSINESS SOLUTIONS (INDIA) PRIVATE LIMITED and represented by its General Manager-Administration Shri R.S. Iyengar S/o. S. Raghavan, who has been authorised under special Power of Attorney and resides at 20-A-2, Dwaraka Colony, Mylapore, Chennai 600 004, hereinafter referred to as the "Lessee" (in which expression are included, unless such inclusion is inconsistent with the context of the meaning thereof his/their heirs, executors, administrators and assigns/its executors and assigns) of the other part. WHEREAS by an Indenture of Lease made at Madras on the Seventeenth day of June, 1997 between the Development Commissioner, Madras Export Processing Zone, therein and hereinafter referred to as the Lessor of the one part and the Lessee of the other part, the lessor in consideration of the premises and of the rent therein referred to and of the covenants and agreements on the part of the Lessee, the Lessor did demise up to the Lessee all that place of Land known as Plot No. A/35 in the Madras Export Processing Zone Area within the village limits of Kadapperi, Taluk Saidapet, District Chengalpattu containing by admeasurement 1956.25 Sq. meter or thereabouts and more particularly described in the First Schedule thereunder written for use as Madras Export Processing Zone, Government of India.
WHEREAS the Government of India have constituted the Madras Export Processing Zone, hereinafter called the MEPZ in the land acquired for the purpose with the object of encouraging the export industries in India and for earning from the MEPZ in the interest of the national economy by establishing industrial units in the said zone and WHEREAS the Lessee have approached the lessor for demising to it/him/them all the piece of land known as Plot No. A/35 in the land acquired for the purpose within the village limits of Kadapperi of Taluk Saidapet, District Cehngalpattu containing by admeasurement square meters OR thereabouts and more particularly described in the second schedule hereunder written in the bounded area of the said Export Processing Zone and forming part of the land demised to the Lessor and more particularly described in the First Schedule hereunder written to establish manufacturing/processing establishments for the manufacture of export goods, at the rent and upon the terms and conditions hereinafter contained and to grant to it/him/them all facilities and a variety of concessions.
AND WHEREAS the Lessor has agreed to demise to the Lessee the said piece of land known as Plot No. A/35 with effect from 1 April 1995 in the said land within the village limits of Kadapperi of Taluk Saidapet, District Chengalpattu containing admeasurement 1956.25 Square Meters or thereabout and more particularly described in the schedule hereunder written, AND WHEREAS, it has been agreed by and between the parties hereto the stamp duty and registration charges shall be borne and paid by the Lessee.

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NOW THIS DEED WITNESSETH AS FOLLOWS:
1. In consideration of the premises and of various facilities and a variety of concessions made available to the Lessee and the rent hereby reserved and of the covenants and agreements on the part of the Lessee hereinafter contained, the Lessor both hereby demise all the piece of land known as Plot No. A/35 in MEPZ forming part of survey Nos. 164/I withi the village limits of Kadapperi of Taluk Saidapet, District Chengalpattu contained by admeasurement 1956.25 square meters or thereabouts and hereinafter referred to the said premises, and more particularly described in the second schedule hereunder written TOGETHER with the building and structures now or at any time standing and beting thereon Excepting and Reserving unto the Lessor all mines and minerals in and under the said land or any part thereof. To HOLD the said premises hereunder expressly demised unto the Lessee for the term of 15 years computed from the date of allotment, 1 April 1995 upto 31 March 2010, paying therefore, the Quarterly Rental during the said term unto the Lessor through demand drafts of Nationalised Bank or as may be otherwise required by the lessor the said Quarterly Rent of Rs. 15,650/- (effective from 1-1-96, the prerevised quarterly rent upto 31.12.95 being Rs.8803/-) in advance being the rent by the Lessor without any deductions whatsoever. The lease rent shall be revisable next with effect from 1-1-98 and every three years thereafter, subject to a maximum of 25% of the last lease rent payable in respect of the demised premises.
2. The lease with intent to bind all persons into whatsoever hands the demised premises may come doth hereby covenant with the lessor as follows:

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      (a)  During the said term hereby created to pay unto the Lessor the said rent and all other charges tha may be fixed from time to time by the Development Commissioner at the times on days and in manner herein before appointed for payment thereof clear all deductions.
      (b) To pay all existing and future taxes, rates, assessments and outgoings of every description for the time being payable either by landlord or tenant or by the occupier in respect of demised premises and any thing for the time being thereon.
      (c) To utilise fully the floor space index as specified by relevant rules and regulations for the time being in force within a period of one year from the date of commencement of the lease provided always that in the event the lease for cause beyond the control the lessee is are unable to utilise fully the floor space as aforesaid the Development Commissioner, Madras Export Processing Zone (hereinafter referred to as the "Development Commissioner") shall at his discretion extend such period for a further period as he considers necessary within which extended period the Lessee shall complete the work so as to fully utilise the floor space subject nevertheless that the Lessee was/were not prevented from any cause beyond his/their control to utilise fully the floor space as aforesaid within the extended period allowed by him as aforesaid, the Lessee shall be liable to pay the lease rent at five times the normal lease rent as provided herein in respect of the area remaining unutilised.

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      (d)  Not to make any excavation upon any part of the said land hereby demised nor remove any stone, sand gravel, caly or earth there from except for the purpose of forming foundations of building or for the purpose of executing any work pursuant to the term of this lease.
      (e) During the said term hereby agreed to manufacture products as authorised by the Development Commissioner from time to time.
      (f) Not to manufacture/process any article, thing, materials, components and instruments which do not in any way relate to the industry other than the authorised one for which permission was granted.
      (g) to submit from time to time to the Development Commissioner, plans and the schemes of the particular industry to be established together with such details as may be required.
      (h) to commence production within three months from the date of completion of the factory premises.
      (i) To export the entire production (whether manufactured/processed including seconds, wastes and scrap material to foreign countries in accordance with the provisions of law and with the provisions of letter of approval/license subject to such concessions and facilities as may be given by the Government to the Lessee in the matter of disposal of seconds, wastes and scrap material the customs duty, routing of applications or import licenses etc. and such other concessions as may be notified hereafter from time to time.

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

      (j) To furnish a legal undertaking as may be prescribed for the fulfilment of export obligations set out in their application for setting up industries in the zone.
      (k) to arrange forwarding/clearance of manufactured/processed goods for export or import of raw materials spares and such other materials as are required for manufacture/processing by the Development Commissioner or agencies authorised by the Development Commissioner.
      (l) Not to allow any of the products manufactured/processed in MEPZ produced by the Lessee to enter or pass into and/or be sold in any market in India or anywhere in India provided always that the Development Commissioner may permit the Lessee to sell and/or dispose of the products to enter or pass into and/or be sold in any market in India or anywhere in India.
      (m) To sell or dispose of the products manufactured/processed by the Lessee in the local markets in India or as may be directed by the Development Commissioner in the event the Development Commissioner considers that the said products are essential or necessary for national defence or for countering natural disaster or considered urgent and necessary for the national economy upon payment as may be mutually agreed upon and that the Lessee shall not be entitled to make any other claim for compensation for delivering the products as aforesaid in any manner whatsoever.

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      (n)  To permit the Development Commissioner or any officer surveyor, workmen or other persons employed by him from time to time at any time and without any prior notice being given to enter into and upon the demised premises and to inspect the general state of the demised premises and also processing plant and machinery etc. and the books of account and other documents and vouchers concerning the products manufactured by the Lessee.
      (o) Not to do or permit anything to be done or stored (except those for production of products approved for manufacture in the demised premises) which may be in nuisance, annoyance, dangerous or disturbance to the owners, occupiers, or residents or other premises in the vicinity.
      (p) To use the demised premises only for the purpose of manufacturing, processing or assembling products for export and other purposes incident thereto the same and not to use the said demised premises or any part thereof for any other purpose.
      (q) to keep the demised premises insured against loss or damage by fire on account of explosions, electrical apparatus and appliances and hazardous goods in the sum of at least Rs. 25 lacs (Rupees twenty five lacs only) and to pay the premium and sum of money payable for taht purpose so as to keep such insurance policy alive and subsisting and as soon as such payments are made, deliver to the Lessor the receipts for the same and


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           that in the event of the Lessee failing or neglecting to keep the said premises so insured or to delivery any such receipt as aforesaid, then and in every such case, it shall be lawful for the Lessor to insure the said premises for the amount aforesaid and all sums of money expended by the Lessor I or about such insurance with interest thereon at the rate of twelve percent per annum computed from the time the Lessor had paid such sums, shall be repaid by the lessee to the Lessor forthwith on demand.
      (r) At the expiration or sooner of the termination of the said term quietly to deliver upto the Lessor the vacant possession of the demised land after removing all erections buildings and structures erected on the said land and such delivery should be given within a period of two months after the expiration of sooner of the termination of the said term provided always that in the event the lessee fails to deliver vacant and peaceful possession of the land after removing the structure, buildings etc., as aforesaid, the said building, structures etc., shall belong to the Lessor and the lessee shall not be entitled to any compensation therefore provided always that in case Lessee desires to sell the building, structures etc. to the Lessor and the lessor is willing and agreeable to take over the said buildings, structures etc. the Lessor shall pay to the Lessee such compensation as is mutually agreed to and the Lessee shall do all acts


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

           and things as are necessary for handing over the possession of such buildings, and structures, etc.
      (s) Not to sublet, transfer, assign or change alineate his interest in the premises or part thereof without the prior consent in writing of the Lessor first hand and obtain and subject to such terms and conditions as the Lessor may prescribe in granting the possession to the lessee for the transfer of the said demised premises or any part thereof as hereinbefore mentioned.
      (t) to intimate before hand in writing the Lessor within a fortnight of the changes made or effected in the corporate structure or the constitution of the Lessee.
      (u) To submit the statements of accounts and such other details within such time as may be stipulated by the Lessor during the term of these presents giving all the necessary particulars as may be required by the lessor.
      (v) to allow the persons and vehicle entering and leaving MEPZ to be examined by the staff of the Lessor or any agency authorised by the Development Commissioner for the purpose of checking that no products or any materials manufactured in the demised premises are removed in the manner not authorised by these presents.
      (w) To erect the factory premises or any other structure of building in accordance with the plans approved by the Lessor and the rules, bye-laws and regulations of the local authorities concerned prescribed by the law.



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      (x)  Not to make any structural alterations or changes of any nature whatsoever to the factory premises or any additions alterations or changes of any nature whatsoever to the building erected on the demised premises without the previous permission of the Lessor have been obtained in writing, and if permitted to carry out the same in accordance with building bye-laws of the local authority or any other statutory regulations.
      (y) To permit construction, if necessary, of utilities such as electric substation etc. in the demised premises and to allow laying of underground cables through the demised premises as may be directed by the Lessor.
      (z) To observe and perform all rules and regulations prescribed under the Labour Legislation such as Industrial Disputes Act, workmen's Compensation Act, Payment of Wages Act, Minimum Wages Act or any other statutes governing the relationship of the employers including the Factories Act and Fatal Accidents Act.
      (aa) If the said rent hereby reserved shall be in arrears for the space of 30 days whether the same shall have been legally demanded or not or if within a period of ONE year from the date of the commencement of the lease the entire demised premises are not utilised for the purpose for which the same has been demised or if the Lessee ceases to manufacture products for a period of six continuous months for whatsoever cause arising, including a strike, lockout or any injunction from


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           Court in any sort of litigation, if and whenever there shall be a breach of any of the covenants and conditions here before set out or referred to including breach of any of the conditions of meeting the exort obligations already undertaken by the Lessee and/or as may be notified from time to time by the Lessor or the Lessee becoming insolvent or is would up or amalgamated or merged with other body corporate or otherwise pursuant to the Court's orders or under the provisions of law then in force or under any agreement entered into by the Lessee, the Lessor may re-enter upon any part of the demised premises in the name of the whole and thereupon the demise hereby granted shall absolutely cease and determine and in that case, PROVIDED ALWAYS that the lessor shall in addition to the right of determination of this lease and to effect re-entry as mentioned aforesaid be entitled to recover as and by way of compensation such amount as may be considered by the Lessor as appropriately recoverable from the Lessee in the event the Lessee were not given or granted all those various concessions and variety of facilities.
      (ab) If the said rent hereby reserved shall be in arrears for a period of 30 days whether the same shall have been legally demanded or not the Lessor may take steps to recover the arrears of rent as arrears of land revenue or move to the appropriate court of law for recovery.



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      (ac) A penal interest shall be payable on rent in arrears at 12%.
           Penal interest on default would start, if the rent is overdue by 30 days, irrespective of the periodicity.
      (ad) The Lessor doth hereby covenant with the Lessee that the Lessee paying the rent hereby reserved and performing in the covenants hereinbefore on the lessee's part contained shall and may peaceably enjoy the demised premises for the said term hereby granted without any interruption or disturbance for from or by the Lessor or any person or persons lawfully claiming by from or under the Lessors.
      (ae) All disputes and differences arising out of or in any way touching or concerning these presents (except as to any matters the decision of which left to the sole discretion of the said Lessor, as especially provided for in these presents) shall be referred to the arbitration of two arbitrators one each to be appointed by the respective parties to these presents. The arbitrators so appointed shall appoint an umpire in the manner provided in the Arbitration Act, 1940. It will be no objection that the person appointed as Arbitrator on behalf of the Lessor is or was an employee of the Government, that he had to deal with the matters to which the lease herein relates and/or that in the course of his duties as such employee of the Government he had expressed a view on all or any of the matters in dispute or difference. In the event of either or both of the arbitrators dying, neglecting or refusing to act or resigning or being unable to act for


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

           any reason, the substitutes(s) to be appointed by the concerned parties shall be entitled to proceed with the reference from the stage at which it was left by the previous Arbitrator/Arbitrators. The cost of and in connection with the arbitration shall be in the discretion of the Arbitrators who may make a suitable provisions for the same in their award subject to the aforesaid, the provisions of the Arbitration Act, 1940 and the rules there under and any statutory modifications thereof for the time being in force shall apply to the arbitration proceedings under this clause.
      (af) If the Lessee shall have duly performed and observed the covenants and conditions on the part of the Lessee hereinbefore contained and shall at the end of the said terms hereby granted by desirous of receiving a new lease of the demised premises and of such desire shall give notice in writing to the Lessor before the expiration of the term hereby granted, the Lessor shall and will at the cost and expenses in every respect of the Lease granted to the Lessee a new lease of the demised premises for a further term of 15 years on payment of Quarterly rent as may be determined by the Lessor AND WITH covenants, provision and stipulations hereinbefore contained except this provision for renewal and such new lease shall contain in lieu of this clause a covenant that at the end of the said renewed term of 15 years the Lessor shall at the like cost and expense grant to the Lessee further renewals and that every such

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           renewal shall be for such terms and subject to such covenants, provisions and stipulations.
Subject as aforesaid, the Arbitration Act, 1940 shall apply to the arbitration proceedings under this clause.
IN WITNESS WHEREOF Shri. M.B. Pranesh, I.A.S., Development Commissioner, Madras Export Processing Zone (MEPZ), Government of India, Ministry of Commerce, on behalf of President of India, set his/her hand and affixed the common seal of office hereto o its behalf and the Lessee hath here unto set their hand/and the common seal for the company the day and year first above written.

                             For COMPLETE BUSINESS SOLUTIONS (INDIA)
                             PRIVATE LIMITED

                             _______________________________________






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                         SCHEDULE (DESCRIPTION OF LAND)
All that piece of land know as Plot No. A/35 (Survey No. 164/1) in the Madras Export Processing Zone, situated in No. 165 Kadapperi Village, Saidapet Taluk, District Changalpattu MGR, within the Sub-Registrar Tambaram and Registration District of Madras South, containing by admeasurement 1956.25 Square Meters or thereabouts and bounded as follows, that is to say

             North by   A - 34

             East by    A - 36

             South by   15.4 Metre Road

             West by    26 Metre Road

Measuring on the Norby by East to West by         63.8/48.3 M

             on the East by North to South        63.8 M

             on the South by East to West         31.75 M

             on the West by North to South        37.75/27.25 M

Covering an extent of 1956.25 Square Meters.

                                For COMPLETE BUSINESS SOLUTIONS (INDIA)
                                PRIVATE LIMITED


                                ________________________________________

SIGNED, SEALED AND DELIVERED

Shri.M.B. Pranesh, I.A.S.
Development Commissioner,
MEPZ.

Development Commissioner

Madras Export Processing Zone

on behalf of President of India

in the presence of:

1. Signature:

     Name:

     Address:

2. Signature:

     Name:

     Address:

SIGNED, SEALED AND DELIVERED

For COMPLETE BUSINESS SOLUTIONS (INDIA) PRIVATE LIMITED

By the above named Lessee

In the presence of

1. Signature:

     Name:

     Address:

2. Signature:

     Name:

     Address:

                                LEASE AGREEMENT


     THIS INDENTURE of lease made at Madras on 17th of June, 1997 between the PRESIDENT OF INDIA through the Development Commissioner, Madras Export Processing Zone, Ministry of Commerce, presently at the Administrative Office Building, National Highway 45, Tambaram Madras - 600 045, hereinafter called "Lessor" (which expression shall unless the context does not admit including his successors in office and assigns) on the one part and M/s. Complete Business Solutions (India) Private Limited, Unite 13, Block 2, SDF Buildings, Madras Export Processing Zone, Tambaram, Madras - 600 045, and represented by its General Manager-Administration, Mr. R.S. Lyengar, S/o. S. Raghavan, who has been authorized under special Power of Attorney and resides at 20-A-2, Dwaraka Colony, Mylapore, Chennai 600 004, hereinafter referred to as the "Lessee" ( which expression are included, unless such inclusion is inconsistent with the context of the meaning thereof its executors and assigns) of the other part; WHEREAS the Government of India has constituted, the Madras Export Processing Zone, hereinafter called the MEPZ in the land acquired for the purpose with the object of encouraging the export industries in India and for earning foreign exchange on the export of various kinds of products from the MEPZ in the interest of the national economy by establishing industrial units in the said zone; AND WHEREAS the Lessor has constructed a building known as Standard Design Factory on a portion of the land in MEPZ for the purpose of allotting the same to various entrepreneurs carrying on business of manufacturing and or processing articles, things, materials components and instruments relating to various items of manufacture.

AND WHEREAS the Lessee have approached the Lessor for demising to it a portion of the said building constructed and or erected on the Units Nos. 1, 12, 13, 14 and 15 SDF Buildings, Phase I (as per annexure attached), in the MEPZ within the village limits of Kadaperi of Taluk Saidapet, District Chengalpattu, Sub-Registration district of Tambaram containing the admeasurement 2453 sq. Meters or thereabouts and more particularly described in the first schedule hereunder written to establish manufacturing/processing establishment for the manufacture of articles, things, materials, components, instruments relating to the items for manufacture of export goods at the rent and upon the terms and conditions hereinafter contained and to grant to it all facilities and a variety of concessions.

AND WHEREAS it has been agreed by and between the parties hereto that the stamp ___ and registration charges shall be borne and paid by the Lessee.


NOW THIS DEED WITNESSETH AS FOLLOWS:


    (i) In consideration of the premises and various facilities and a variety of concessions made available to the Lessee and the rent hereby reserved and of the covenants and agreements on the part of the Leesee hereinafter contained, the Lessor doth hereby, demise to HOLD the said premises hereunder expressly demised unto the Lessee for the term of five years computed from the first day of month & year of possession paying therefor the yearly rental during the said term unto the Lessor through DD Central Bank of India, Madras as may be otherwise required by the Lessor the said rent of Rs.380/ - per Sq. Meter per annum payable on quarterly basis (effective from 1.1.96, the prerevised quarterly rent upto 31.12.95 being Rs.300/ - per Sq. Meter per annum) in advance being the Lease rent by the Lessor without any deductions whatsoever. The lease rent shall be revisable next with effect from 1.1.98 and every three years thereafter, subject a maximum of 25% of the last lease rent payable in respect to the demised premises.

    ii) The lease with intent to bind all persons into whatsoever hands the demised premises may come doth hereby covenant with the lessor as follows:

    (a) During the said term hereby created to pay unto the Lessor the said rent and all other charges that may be fixed from time to time by the Development Commissioner at the times on the days and in manner herein before appointed for payment thereof clear of all deductions.

    (b) To pay all existing and future taxes, rates, assessments and outgoings of every description for the time being payable either by Lessor or Lessee or by the occupier in respect of demised premises and any thing for the time being thereon.

    (c) It is hereby agreed and declared that in the event the Lessor insures and/or keeps insured the building including the demised premises the Lessee shall be liable to pay to the Lessor amount of the Premium/premiums in proportion to the area of the demised premises within fifteen days on receipt of notice by the Lessor for payments of the amount of premium(s) and that the Lessee shall pay the same without objection provided always in the event of dispute arising between the Lessor & Lessee regarding the liability of the Lessee to pay the said amount of insurance premium, the decision of the Development Commissioner shall be final and binding upon the Lessee.

    (d) During the said term hereby agreed to manufacture products as authorized by the Development Commissioner from time to time.

    (e) to commence production within three months from the date of completion of the factory premises.

    (f) Not to manufacture/process any article, thing, materials, components and instruments which do not in any way relate to the industry other than the authorised one for which permission was granted.

    (g) To submit from time to time to the Development Commissioner, plans and the schemes of the particular industry to be established together with such details as may be required.

    (h) To export the entire production (whether manufactured/processed including seconds, wastes and scrap material to foreign countries in accordance with the provisions of law and with the provisions of letter of approval/license subject to such concessions and facilities as may be given by the Government to the

        Lessee in the matter of disposal of seconds, wastes and scrap material the customs duty, routing of applications or import licenses etc. and such other concessions as may be notified hereafter from time to time.

    (i) To furnish a legal undertaking as may be prescribed for the fulfillment of export obligations set out in their application for setting up industries in the zone.

    (j) To arrange forwarding/clearance of manufactured/processed goods for export or import of raw materials spares and such other materials as are required for manufacture/processing by the Development Commissioner or agencies authorized by the Development Commissioner.

    (k) Not to allow any of the products manufactured/processed in MEPZ produced by the Lessee to enter or pass into and/or be sold in any market in India or anywhere in India provided always that the Development Commissioner may permit the Lessee to sell and/or dispose of the products to enter or pass into and/or be sold in any market in India or anywhere in India.

    (l) To sell or dispose of the products manufactured/processed by the Lessee in the local markets in India or as may be directed by the Development Commissioner in the event the Development Commissioner considers that the said products are essential or necessary for national defense or for countering natural disaster or considered urgent and necessary for the national economy upon payment as may be mutually agreed upon and that the Lessee shall not be entitled to make any other claim for compensation for delivering the products as aforesaid in any manner whatsoever.

    (m) To permit the Development Commissioner or any officer surveyor, workmen or other persons employed by him from time to time at any time and without any prior notice being given to enter into and upon the demised premises and to inspect the general state of the demised premises and also processing plant and machinery etc. and the books of account and other documents and vouchers concerning the products manufactured by the Lessee.

    (n) Not to do or permit anything to be done or stored (except those for production of products approved for manufacture in the demised premises) which may be in nuisance, annoyance, dangerous or disturbance to the owners, occupiers, or residents or other premises in the vicinity.

    (o) To use the demised premises only for the purpose of manufacturing, processing or assembling products for export and other purposes incident thereto the same and not to use the said demised premises or any part thereof for any other purpose.

   (p) Not to sublet, transfer, assign or change alineate his interest in the premises or part thereof without the prior consent in writing of the Lessor first hand and obtain and subject to such terms and conditions as the Lessor may prescribe in granting the possession to the lessee for the transfer of the said demised premises or any part thereof as hereinbefore mentioned.

   (q) To intimate before hand in writing the Lessor within a fortnight of the changes made or effected in the corporate structure or the constitution of the Lessee.

   (r) To submit the statements of accounts and such other details within such time as may be stipulated by the Lessor during the term of these presents giving all the necessary particulars as may be required by the lessor.

   (s) To allow the persons and vehicle entering and leaving MEPZ to be examined by the staff of the Lessor or any agency authorized by the Development Commissioner for the purpose of checking that no products or any materials manufactured in the demised premises are removed in the manner not authorized by these presents.

   (t) Not to make any structural alterations or changes of any nature whatsoever to the factory premises or any additions alterations or changes of any nature whatsoever to the building erected on the demised premises without the previous permission of the Lessor have been obtained in writing, and if permitted to carry out the same in accordance with building bye-laws of the local authority or any other statutory regulations.

   (u) Not to cause any annoyance or hindrance to other tenants/lessees of the lessor and to so conduct the activities which will impede and other lessee of the lessor in manufacturing or processing the multi products AND in the event the Lessee experiences or finds any difficulty in a conducting its/his/their business and/or activities connected therewith smoothly and efficiently by reason of the user of the said building or any portion thereof by the other tenants of the building the same shall be referred to the Development Commissioner and any directions or orders issued by the Development Commissioner in relations thereto shall be complied with the Lessee.

   (v) To observe and perform all rules and regulations prescribed under the Labour Legislation such as Industrial Disputes Act, Workmen's Compensation Act, Payment of Wages Act, Minimum Wages Act and any other statutes governing the relationship of the employers including the Factories Act and Fatal Accidents Act.

   (w) If the said rent hereby reserved shall be in arrears for the space of 30 days whether the same shall have been legally demanded or not or if within a period of ONE year from the date of the commencement of the lease the entire demised premises are not utilized for the purpose for which the same has been demised or if the Lessee ceases to manufacture products for a period of six continuous months for whatsoever cause arising, including a strike, lockout or any injunction from Court in any sort of litigation, if and whenever there shall be a breach of any of the covenants and conditions here before set out or referred to including breach of any of the conditions of meeting the exort obligations already undertaken by the Lessee and/or as may be notified from time to time by the Lessor or the Lessee becoming insolvent or is would up or amalgamated or merged with other body corporate or otherwise pursuant to the Court's orders or under the provisions of law then in force or under any agreement entered into by the Lessee, the Lessor may re-enter upon any part of the demised premises in the name of the whole and thereupon the demise hereby granted shall absolutely cease and determine and in that case, PROVIDED ALWAYS that the lessor shall in addition to the right of determination of this lease and to effect re-entry as mentioned aforesaid be entitled to recover as and by way of compensation such amount as may be considered by the Lessor as appropriately recoverable from the Lessee in the event the Lessee were not given or granted all those various concessions and variety of facilities.

   (x) At the expiration or sooner of the termination of the said terms quietly to deliver upto the Lessor the vacant possession of the demised premises after removing the partitions and fittings and fixtures pertaining thereto any alternations, changes or additions erected on the demised premises by the Lessee and such removal should be done without in any way damaging or defacing the premises and such delivery should be given within a period of SIXTY days after expiration or sooner determination of the said term, provided always that in the event the Lessee fails to deliver vacant and peaceful possession of the demised premises as aforesaid, the said partitions and fittings and fixtures and any alterations, changes or additions as aforesaid on the expiry of the above mentioned period shall belong to the Lessor and the Lessee shall not be entitled any compensation therefor provided always that in case the Lessor desires to retain the said partitions and fittings and fixtures, etc. as aforesaid the Lessor shall pay to the Lessee compensation thereof as may be determined by the Development Commissioner and the Lessee shall not be entitled to raise any objections against such retention and or the valuation determined by the said Development Commissioner as aforesaid, provided always that the Lessee shall continue to be liable to pay compensation for the period of unauthorised occupation of the said premises till the date the Lessor hands over vacant and peaceful possession of the demised premises at such rates as may be charged by the Lessor.

   (y) If the said rent hereby reserved shall be in arrears for a period of 30 days whether the same shall have been legally demanded or not the Lessor may take steps to recover the arrears of rent as arrears of land revenue or move to the appropriate court of law for recovery.

   (z) A penal interest shall be payable on rent in arrears at 12%. Penal interest on default would start, if the rent is overdue by 30 days, irrespective of the periodicity.

  (aa) The Lessor doth hereby covenant with the Lessee that the Lessee paying the rent hereby reserved and performing in the covenants hereinbefore on the lessee's part contained shall and may peaceably enjoy the demised premises for the said term hereby granted without any interruption or disturbance for from or by the Lessor or any person or persons lawfully claiming by from or under the Lessors.

  (ab) All disputes and differences arising out of or in any way touching or concerning these presents (except as to any matters the decision of which left to the sole discretion of the said Lessor, as especially provided for in these presents) shall be referred to the arbitration of two arbitrators one each to be appointed by the respective parties to these presents. The arbitrators so appointed shall appoint an umpire in the manner provided in the Arbitration Act, 1940. It will be no objection that the person appointed as Arbitrator on behalf of the Lessor is or was an employee of the Government, that he had to deal with the matters to which the lease herein relates and/or that in the course of his duties as such employee of the Government he had expressed a view on all or any of the matters in dispute or difference. In the event of either or both of the arbitrators dying, neglecting or refusing to act or resigning or being unable to act for any reason, the substitutes(s) to be appointed by the concerned parties shall be entitled to proceed with the reference from the stage at which it was left by the previous Arbitrator/Arbitrators. The cost of and in connection with the arbitration shall be in the discretion of the Arbitrators who may make a suitable provisions for the same in their award subject to the aforesaid, the provisions of the Arbitration Act, 1940 and the rules there under and any statutory modifications thereof for the time being in force shall apply to the arbitration proceedings under this clause.

  (ac) If the Lessee shall have duly performed and observed the covenants and conditions on the part of the Lessee hereinbefore contained and shall at the end of the said terms hereby granted by desirous of receiving a new lease of the demised premises and of such desire shall give notice in writing to the Lessor before the expiration of the term hereby granted, the Lessor shall and will at the cost and expenses in every respect of the Lease granted to the Lessee a new lease of the demised premises for a further term of five years on payment of yearly rent as may be determined by the Lessor AND WITH covenants, provision and stipulations hereinbefore contained except this provision for renewal and such new lease shall contain in lieu of this clause a covenant that at the end of the said renewed term of five years the Lessor shall at the like cost and expense grant to the Lessee further renewals and that every such renewal shall be for such terms and subject to such covenants, provisions and stipulations. Subject as aforesaid, the Arbitration Act, 1940 shall apply to the arbitration proceedings under this clause.

IN WITNESS WHEREOF Shri. M.B. Pranesh, I.A.S., Development Commissioner, Madras Export Processing Zone (MEPZ), Government of India, Ministry of Commerce, on behalf of President of India, set his/her hand and affixed the common seal of office hereto on its behalf and the Lessee hath here unto set their hand/and the common seal for the company the day and year first above written.

                                 FIRST SCHEDULE
                           (Description of Building)

All that piece of parcel of land and premises numbered as Unit 1, 12, 13, 14 and 15 SDF Buildings, Phase 1, MEPZ, Tambaram, Madras - 600 045 in the Madras Export Processing Zone in Survey No. 164/1 part within the he village limits of Kadaperi, Taluk Saidapet, District Chengalpattu containing by admeasurement 2453 sq. Mtrs or thereabouts and bounded as follows, with partitions, fittings and fixtures thereof listed in Second Schedule annexed to that to say -

         On or towards the north say ...  Plot A-35
         On or towards the south say ...  Corridor/Vacant space between each Block
         On or towards the east say ....  Common Corridor & Pathway
         On or towards the west say ....  By Road


                                SECOND SCHEDULE
               INVENTORY OF ELECTRICAL INSTALLATION FOR EACH UNIT


     Name of the Occupant       M/s. Complete Business Solutions (India)
                                Private Limited

     Location                   Unit 1, Block 1, SDF Buildings, Madras
                                Export Processing Zone


     S1. NO.               Description                 Quantity
       1                        2                          3


   A.   LIGHT FIXTURES, WIRING & OTHER ACCESSORIES FOR
        EACH UNIT

   1.   "Philips" make single mounting soil type light fixtures type    11 Nos.
        TMS 21/140 with accessories and fluorescent lampt

   2.   "Philips" make twin mounting soil type light fixtures TMC       2 Nos.
        21/240 with accessories and fluorescent lamps.

   3.   "Philips" make twin mounting Industrial type light fixtures     32 Nos.
        type TKC 22/240 with accessories and fluorescent lamps.

   4.   Mirror light fittings and 20w fluorescent lamp                  2 Nos.

   5.   5 Amps Piano type switches                                      81 Nos.

   6.   5 Amps 3 pin sockets                                            10 Nos.

   7.   15 Amps piano type switches                                     14 Nos.

   8.   15 Amps 3 pin socket                                            14 Nos.

   9.   Total No of light points                                        47 Nos.

   10.  Total No of fan points                                          29 Nos.

   11.  Total No of 5 Amps 3 pin plug points                            10 Nos.

   12.  Total No of 15 Amps 3 Pin plug points                           14 Nos.


   B.   MAIN BOARDS & MCB DISTRIBUTION BOARD ETC. FOR
        EACH UNIT

   1.   8 WAY SP MCB DB WITH ACCESSORIES:

        i.   63 Amps Isolator           1 No.)                          2 Sets
        ii.  10 Amps SP MCB             6 Nos.)

   2.   12 WAY SP MCB DB WITH ACCESSORIES:

        i.   60 Amps Isolator           1 No.)                          2 sets
        ii.  15 Amps SP MCB             8 Nos.)


   3. 200 Amps TPN sw fuse switch unit with HRC fuse (fixed on 1 No. angle iron frame work)

   4. 100 Amps TPM fuse switch unit with HRC fuse (fixed on 2 Nos. angle iron frame work)

   5.   MAIN PENAL BOARD WITH FOLLOWING ITEMS:

        i.     200 Amps TPN fuse switch unit with HRC fuse              1 No
        ii.    100 Amps TPN fuse switch unit with HRC fuse              3 Nos.
        iii.   32 Amps SPN switch fuse unit                             4 Nos. 1 Set
        iv.    Ammeter-0 to 200 A with CTS & selector switch            1 No.
        v.     Voltmeter 0 to 600 V with selector switch                1 No.
        vi.    Indicating lamps with bulbs                              3 Nos.
        vii.   Side lock fuses                                          3 Nos.
        viii.  Toggle Swtiches                                          3 Nos.
        ix.    200 Amps busbar chamber with Al. Busbars                 1 No.


        TOILETS, PANTRY, AHU & HALL PORTION FOR EACH UNIT

   1.    Wash basin with fittings (l/C tap)                             2 Nos.
   2.    Indian Water Closet with fittings                              3 Nos.
   3.    High level flush tank (Cost Iron)                              3 Nos.
   4.    European Water Closet with fittings                            1 No.
   5.    Porcelain low level flush cistern                              2 Nos.
   6.    Mirror                                                         2 Nos.
   7.    Brass Bib Cock                                                 4 Nos.
   8.    Brass Stop cock                                                7 Nos.
   9.    Porcelain urinal 2 Nos. with automatic cistern                 1 set
   10.   Nahini trap                                                    5 Nos.
   11.   Kitchen sink with fittings (l/C)                               1 No.
   12.   Wooden door (Flush) shutters                                   7 Nos.
   12.A  Wooden door (Flush) double shutter                             1 No.
   13.   M.S. Rolling Shutter                                           1 No.
   14.   Anodised Aluminum glaxed door with all fittings D1             1 No.
                                                         D2             2 Nos.
   15.   Aluminum glaxed windows             W1                         1 No
                                             W4                         1 No
                                             W2                         16 Nos
                                             W5                         8 Nos.
                                             W3 (Ventilators)           5 Nos.

SIGNED, SEALED AND DELIVERED


BY


behalf of President of Indian in the presence of





SIGNED, SEALED AND DELIVERED

By the above named Lessee and represented by its General Mangaer, Administration,



in the presence of


1.                                      2.


THE COMMON SEAL of the above named License was, pursuant to a Resolution of its Board of the Directors passed in that behalf of affixed hereto in the presence of:

1.                                      2.

UNIT  BLOCK                DATE OF            AREA                QUARTERLY RENT       REMARKS
                           ALLOTMENT
1     1 SDF Bldg.s         01.10 1994         500 sq. mtrs        Rs 47,500/-
      Phase 1, MEPZ
12    11, SDF Bldgs        01.07 1994         500 sq. mtrs.       Rs 47,500/-
      Phase 1, MEPZ
13    11, SDF Bldg.s       23,09 1986         500 sq. mtrs.       Rs 47,500/-          The last lease
      Phase 1, MEPZ                                                                    agreement executed
                                                                                       expired on 13 01 1997
14    11, SDF Bldgs.       01 08 1993         453 sq. mtrs.       Rs 43,035/-
      Phase 1, MEPZ
15    11, SDF Bldgs.       15 02 1995         500 sq. mtrs.       Rs 47.500/-
      Phase 1, MEPZ